SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 14, 2002

FOOTSTAR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11681	22-3439443
(State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification No.)

One Crosfield Avenue, West Nyack, New York	10994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(845) 727-6500

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release of Footstar, Inc. dated August 14, 2002.

Item 9.  Regulation FD Disclosure.

The attached press release concerning Ames Department Stores was issued by Footstar, Inc. on August 14, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2002	FOOTSTAR, INC. By: THOMAS E. BAUMLIN, III —————————————— Name: Thomas E. Baumlin, III Title: Senior Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of Footstar, Inc. dated August 14, 2002.